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                                                                      EXHIBIT 23






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-1821, 333-23857, 333-57869, 333-53366 and
333-55488) of Digi International Inc. of our report dated November 27, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP



PricewaterhouseCoopers LLP

Minneapolis, Minnesota
December 27, 2001